Exhibit 99.1

           Sirenza Microdevices Reports Third-Quarter 2003 Results



    BROOMFIELD, Colo., Oct. 21 /PRNewswire-FirstCall/ -- Sirenza Microdevices,

Inc. (Nasdaq: SMDI), a leading designer and supplier of high-performance radio frequency (RF) components for communications equipment manufacturers, today reported its financial results for the third quarter ended September 28, 2003.

These are the first full-quarter, consolidated results for the combined company following Sirenza's acquisition of substantially all of the assets of

Vari-L Company Inc. effective May 5, 2003.  The reported results for the three and nine-month periods ending September 28, 2003 include the results of the business acquired from Vari-L subsequent to May 5, 2003 (the acquisition date).

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20030820/SMDILOGO )



     Third-Quarter Financial Highlights for Combined Company

     -- Sequential net revenue growth of 14%

     -- Sequential factory direct sales growth of 38%

     -- Gross margin of 44% as reported

     -- Gross margin of 49%, excluding the effects of certain charges(1)

     -- Net loss of $0.04 per share versus a sequential net loss of $0.07 per share under GAAP

     -- Net loss of $0.01 per share versus a sequential net loss of $0.02 per share, excluding the effects of certain charges(1)



    Sirenza's third-quarter net revenues were $10.4 million, compared with

$9.1 million for the second quarter of 2003 and with $5.2 million for the third quarter of 2002.  Factory direct sales were 81% of net revenues,

compared with 67% sequentially and 48% year-over-year.

    The company's third-quarter net loss as reported under accounting principles generally accepted in the United States (GAAP) was $1.5 million, or a loss of $0.04 per basic share.  This included a charge of $149,000 for the amortization of deferred stock compensation and charges of $431,000 for the amortization of acquisition-related intangible assets, and $624,000 for relocation and related expenses associated with the Vari-L acquisition and consolidation of the combined company's headquarters and manufacturing operations in Broomfield, Colorado.

    Sirenza's third-quarter net loss under GAAP compared sequentially with a net loss of $2.2 million, or a loss of $0.07 per basic share, and year-over-year with a net loss of $3.7 million, or a loss of $0.13 per basic share.  The second-quarter 2003 net loss included a charge of $146,000 for the amortization of deferred stock compensation and charges of $303,000 for the amortization of acquisition-related intangible assets, $434,000 for restructuring, and $661,000 for relocation and related expenses associated with the Vari-L acquisition and consolidation of the combined company's headquarters and manufacturing operations in Broomfield, Colorado.  The third-quarter 2002 net loss included charges of $313,000 for the amortization of deferred stock compensation and $2.2 million for acquired in-process research and development related to the acquisition of Xemod Incorporated, as well as a $112,000 adjustment of previous restructuring charges.

    Excluding the effects of the charges noted above, Sirenza's management-adjusted net loss for the third quarter was $272,000, or a loss of

$0.01 per basic share.  This compared sequentially with a management-adjusted net loss of $637,000, or a loss of $0.02 per basic share, and year-over-year with a management-adjusted net loss of $1.3 million, or a loss of $0.04 per basic share, excluding the effects of the charges noted above.

    "Third-quarter results for the combined company were lower than our expectations by a narrow margin," said Robert Van Buskirk, president and chief executive officer of Sirenza Microdevices.  "We did however make significant progress in our efforts to return Sirenza to profitable operations in a period of increasing end-market stability.  We have completed our major integration and consolidation activities related to the acquisition of Vari-L and are poised to achieve the full effects of our integrated, cost-efficient operations as we enter 2004.  We believe we are well-positioned to realize the strategic and financial potential of our much broader technology and product portfolios delivered by our expanded sales channels to major OEM accounts worldwide."

    Sirenza's third-quarter 2003 gross margin under GAAP was 44%, including charges totaling $483,000 for the amortization of deferred stock compensation and relocation and related expenses for manufacturing.  This compared with 46%

sequentially and with 53% a year earlier.  Excluding the effects of the charges, management-adjusted gross margin for the third quarter of 2003 was

49%.  In the aggregate, the company's research and development, sales and marketing, and general and administrative expenses for the third quarter of

2003 were $5.6 million, compared with $5.7 million sequentially and with

$4.4 million a year ago.

    At September 28, 2003, Sirenza's total assets were $54.8 million,

including cash and cash equivalents, restricted cash, short-term investments,

and long-term investments of $14.6 million.  Unrestricted cash and investments totaled $13.4 million.  During the third quarter, the company used

$2.8 million in cash and investments.  Of this amount, $1.5 million was used in operations, with the remaining amount used for costs associated with the acquisition of Vari-L and new facility leasehold improvements.

    For the nine months ended September 28, 2003, Sirenza's net revenues were

$25.2 million, compared with $14.9 million for the same period a year earlier.

Factory direct sales were 70% of net revenues, compared with 49% for the first nine months of 2002.

    Sirenza's net loss under GAAP for the nine months ended September 28, 2003 was $4.9 million, or a loss of $0.15 per basic share.  This included a charge of $482,000 for the amortization of deferred stock compensation and charges of

$782,000 for the amortization of acquisition-related intangible assets,

$434,000 for restructuring, and $1.3 million for relocation and related expenses associated with the Vari-L acquisition and consolidation of the combined company's headquarters and manufacturing operations in Broomfield,

Colorado.  The net loss for the first nine months under GAAP compared year-over-year with a net loss of $5.5 million, or a loss of $0.18 per basic share, which included charges of $791,000 for the amortization of deferred stock compensation and $2.2 million for acquired in-process research and development related to the acquisition of Xemod Incorporated, as well as a

$112,000 adjustment of previous restructuring charges.

    Excluding the effects of the charges noted above, Sirenza's management-adjusted net loss for the nine months of 2003 was $2.0 million, or a loss of $0.06 per basic share.  This compared with a management-adjusted net loss of $2.6 million, or a loss of $0.09 per basic share, for the year-earlier period, also excluding the effect of the charges noted above.



    Use of Non-GAAP Financial Measures

    In keeping with its historical financial reporting practices, Sirenza believes that the supplemental presentation of management-adjusted gross profit calculations excluding the effects of charges for the amortization of deferred stock compensation and relocation and related expenses and net loss calculations excluding the effects of charges for the amortization of deferred stock compensation, the amortization of acquisition-related intangible assets,

restructuring, acquired in-process research and development and relocation and related expenses provides meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis, independently of regularly reported non-cash charges and infrequent or unusual events.  Readers are cautioned not to view management-adjusted results as an alternative to GAAP results or as being comparable to results reported or forecasted by other companies, and should refer to the reconciliation of GAAP results with management-adjusted results for the third quarters and first nine-month periods of 2003 and 2002,

respectively, and the second quarter of 2003 in the financial statements below.



    Third-Quarter Teleconference and Webcast

    Sirenza management plans to host a teleconference at 1:45 p.m. PT / 4:45

p.m. ET today to discuss the company's third-quarter 2003 financial results and its current outlook for the fourth quarter of 2003.  This teleconference will be webcast live for the general public.  For more information, please visit the Investor Relations page of Sirenza's website at www.sirenza.com.

The teleconference webcast will be archived on this site for one year, until

October 21, 2004, and a telephonic replay will be available at (800) 642-1687,

conference ID number 3376476, for one week, until October 28, 2003.

    Also available on the Investor Relations page of Sirenza's website will be supplemental statistical information associated with the company's third quarter 2003 financial results, and additional information to support the reconciliation of estimates of management-adjusted financial results for the fourth quarter of 2003, to be presented by the company in today's teleconference.



    Sirenza Microdevices, Inc.

    Headquartered in Broomfield, Colo., with design centers throughout the

U.S., Sirenza Microdevices, Inc., an ISO 9001:2000-certified supplier

(registered by QMI), is a leading supplier of high-performance RF components for the telecommunications markets.  The company's product lines include amplifiers, power amplifiers, discrete devices, RF signal processing components, signal source components, hi-rel components, fiber optic components, and high-performance multi-component modules (MCMs) for transmit and receive applications.  Product information may be found on Sirenza's website at www.sirenza.com.



    Forward-Looking Statements

    This news release contains forward-looking statements regarding future events or results, including Sirenza's expectations regarding its ability, in the fourth quarter of 2003 and beyond, to realize the strategic and financial potential of both Sirenza's business combination with Vari-L, including cost efficiencies from operations, and of Sirenza's broader technology and product portfolios and expanded sales channels.  Sirenza cautions readers that such statements are, in fact, predictions that are subject to risks and uncertainties, and that actual events or results may differ materially.

Factors that could cause actual events or results to differ materially include

Sirenza's ability to retain key personnel critical to the transition of the

Vari-L business; Sirenza's ability to coordinate different development and engineering teams; Sirenza's ability to avoid disruption of its business due to the recent relocation of its manufacturing and general and administrative functions to Broomfield, Colorado; Sirenza's ability to continue the successful transition of product sales volume worldwide to Sirenza's new and existing sales channels in Europe, Asia and North America without adversely impacting operating results; the successful development and release of new products which meet customer demands and the acceptance and deployment of those products by Sirenza's intended customers; and possible delays by

Sirenza's customers in the implementation of next-generation equipment,

decreased demand for products that contain RF components, lower than expected

OEM demand for increasing levels of integration, and/or exertion of downward pressure on the pricing of Sirenza's components.  Each and all of these factors could be due to overall general economic or telecommunications market conditions, or conditions in the mobile and fixed wireless and wireline infrastructure markets, or otherwise.  Additional factors include the possible underutilization of Sirenza's manufacturing facilities, whether as a result of the factors described above or otherwise.  Other factors that could cause actual events or results to differ materially from those in the forward-looking statements are included in Sirenza's filings with the

Securities and Exchange Commission (SEC), specifically, Sirenza's Annual

Report on Form 10-K filed on March 31, 2003 and Quarterly Report on Form 10-Q filed on August 13, 2003.  Sirenza expressly disclaims any current intention to update its forward-looking statements, and the estimates and assumptions associated with them, at any time or for any reason.



    (1) Gross profit and net loss calculated to exclude certain charges are non-GAAP financial measures that exclude the effects of charges for the amortization of deferred stock compensation, the amortization of acquisition-related intangible assets, restructuring, acquired in-process research and development and/or relocation and related expenses.





                          SIRENZA MICRODEVICES, INC.

               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                     (in thousand, except per share data)

                                 (Unaudited)



                          Three Months Ended          Nine Months Ended

                      September 28, September 29, September 28, September 29,

                          2003          2002          2003          2002



     Net revenues        $10,358       $5,206       $25,215        $14,939

     Cost of revenues:

       Cost of product

        revenues           5,728        2,401        13,319          6,022

       Amortization of

        deferred stock

        compensation          22           48            68            110

         Total cost of

          revenues         5,750        2,449        13,387          6,132

     Gross profit          4,608        2,757        11,828          8,807

     Operating expenses:

       Research and

        development        2,348        1,889         6,220          4,945

       Sales and

        marketing          1,590        1,244         4,572          3,675

       General and

        administrative     1,669        1,241         4,694          3,622

       Amortization of

        deferred stock

        compensation         127          265           414            681

       Amortization of

        acquisition

        related intangible

        assets               431           --           782             --

       In-process research

        and development       --        2,200            --          2,200

       Restructuring          --         (112)          434           (112)

         Total operating

          expenses         6,165        6,727        17,116         15,011



     Loss from

      operations          (1,557)      (3,970)       (5,288)        (6,204)

     Interest expense          8           13            31             48

     Interest and

      other income, net       89          245           378            789

     Loss before taxes    (1,476)      (3,738)       (4,941)        (5,463)

     Provision for

      income taxes            --           --            --             --

     Net loss            $(1,476)     $(3,738)       $4,941)       $(5,463)

     Basic and diluted

      net loss per share  $(0.04)      $(0.13)       $(0.15)        $(0.18)

     Shares used to

      compute basic and

      diluted net loss

      per share           33,541       29,869        31,889         29,837





                          Sirenza Microdevices, Inc.

       Reconciliation of GAAP Results with Management-Adjusted Results

                    (In thousands, except per-share data)

                                 (Unaudited)



     The following table reconciles the company's gross profit and net loss as reported under accounting principles generally accepted in the United

     States (GAAP) with gross profit excluding the effects of charges for the amortization of deferred stock compensation and relocation and related expenses and net loss excluding the effects of charges for the amortization of deferred stock compensation, the amortization of acquisition-related intangible assets, restructuring, acquired in-process research and development and relocation and related expenses, as presented in the news release and associated teleconference.  These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP.  In keeping with its historical financial reporting practices, the company believes that the supplemental presentation of these calculations provides meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis, independently of regularly reported non-cash charges and infrequent or unusual events.



                        Three Months Ended            Nine Months Ended

             September 28, June 29, September 29, September 28, September 29,

                 2003        2003       2002          2003          2002



     Gross profit

      as reported

      under GAAP  $4,608    $4,202      $2,757       $11,828        $8,807



     Amortization

      of deferred

      stock

      compensation    22        23          48            68           110

     Relocation

      and related

      expenses       461       489          --           950            --

     Management-

      adjusted

      gross

      profit      $5,091    $4,714      $2,805       $12,846        $8,917



     Net loss as

      reported

      under

      GAAP       $(1,476)  $(2,181)    $(3,738)      $(4,941)      $(5,463)



     Amortization

      of deferred

      stock

      compensation   149       146         313           482           791

     Amortization

      of

      acquisition-

      related

      intangible

      assets         431       303          --           782            --

     Restructuring    --       434        (112)          434          (112)

     In-process

      research

      and

      development     --        --       2,200            --         2,200

     Relocation

      and related

      expenses       624       661          --         1,285            --

     Management-

      adjusted

      net loss     $(272)    $(637)    $(1,337)      $(1,958)      $(2,584)



     Management-

      adjusted

      net loss

      per share

         Basic    $(0.01)   $(0.02)     $(0.04)       $(0.06)       $(0.09)

         Diluted  $(0.01)   $(0.02)     $(0.04)       $(0.06)       $(0.09)



     Shares used

      to compute

      management-

      adjusted

      net loss

      per share

         Basic    33,541    32,119      29,869        31,889        29,837

         Diluted  33,541    32,119      29,869        31,889        29,837





                          SIRENZA MICRODEVICES, INC.

                    CONDENSED CONSOLIDATED BALANCE SHEETS

                                (In thousands)



                                                 September 28,  December 31,

                                                     2003           2002

                                                  (unaudited)

     Assets

     Current assets:

       Cash and cash equivalents                    $7,385        $12,874

       Short-term investments                        1,994          8,996

       Accounts receivable, net                      6,919          1,577

       Inventories                                   6,869          2,719

       Loans to Vari-L                                  --          3,417

       Other current assets                          1,265          1,184

         Total current assets                       24,432         30,767

       Property and equipment, net                  10,293          6,686

       Long-term investments                         4,014          9,025

       Investment in GCS                             4,600          4,600

       Vari-L acquisition costs and other assets     1,318          1,427

       Acquisition related intangibles, net          5,960            722

       Goodwill                                      4,172            737

         Total assets                              $54,789        $53,964





     Liabilities and stockholders' equity

     Current liabilities:

       Accounts payable                             $4,534         $1,714

       Accrued expenses                              2,434          2,790

       Deferred margin on distributor inventory        996          2,028

       Accrued restructuring                         1,009          1,853

       Capital lease obligations, current portion      122            459

         Total current liabilities                   9,095          8,844

         Total long-term liabilities                    73            143



     Stockholders' equity                           45,621         44,977

     Total liabilities and stockholders' equity    $54,789        $53,964





SOURCE  Sirenza Microdevices, Inc.

    -0-                             10/21/2003

    /CONTACT:  Robert Van Buskirk, President and Chief Executive Officer of

Sirenza Microdevices, Inc., +1-303-327-3192, ir@sirenza.com/

    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20030820/SMDILOGO

              AP Archive:  http://photoarchive.ap.org

              PRN Photo Desk, photodesk@prnewswire.com/

    /Web site:  http://www.sirenza.com /

    (SMDI)



CO:  Sirenza Microdevices, Inc.

ST:  Colorado

IN:  CPR TLS HRD

SU:  ERN CCA